PREPAID LAND LEASES (Details 1) $ in Thousands	Jun. 30, 2017 USD ($)
Prepaid Land and Leases [Line Items]
2018	$ 263
2019	263
2020	263
2021	263
2022	263
Prepaid Land Lease Amortization Expense Net Total	$ 1,315